SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is May 12, 2017.

MFS® Managed Wealth Fund

Effective immediately, the table and third paragraph in the sub-section entitled "Disclosure of Portfolio Holdings" under the sub-heading entitled "Investment Adviser" beneath the main heading entitled "Management of the Fund" are restated in their entirety as follows:

Information	Approximate Date of Posting To Web Site
Fund's top 10 holdings as of each month's end	14 days after month end
Fund's full holdings (direct Fund holdings only) as of each month's end	14 days after month end
Fund's full holdings as of each month's end	24 days after month end
Holdings also include short positions, if any. Top 10 holdings and full holdings (unless otherwise noted) are aggregated holdings including fund holdings and the holdings of any MFS fund in which the fund invests (other than money market funds).

1029253                    1                             MGW-SUP-I-051217